DATED 24 December 1999






                       HUNTINGDON LIFE SCIENCES GROUP PLC


                                      -and-


                                 RITTLE LIMITED









                          MANAGEMENT SERVICES AGREEMENT

















                                 Charles Russell
                              8-10 New Fetter Lane
                                 London EC4A 1RS
                               Tel: 0171 203 5000
                               Fax: 0171 203 0200

THIS AGREEMENT is made on  24 December 1999

BETWEEN:

(1) HUNTINGDON LIFE SCIENCES GROUP PLC whose registered office is at Woolley Road, Alconbury, Huntingdon, Cambridgeshire PE17 5HS (the "Company"); and

(2) RITTLE LIMITED whose registered office is at 55 Gower Street, London WC1E 6HQ (the "Consultant").

IT IS AGREED as follows:

A. The Consultant is engaged in business offering corporate advisory consultancy services to companies and has considerable skill, knowledge and experience in that field.

B. In reliance upon that skill, knowledge and experience, the Company wishes to engage the Consultant to provide the services of the Executive as a non-Executive Director to the Business (as such terms are defined below) on the terms set out in this agreement.
1.       DEFINITIONS AND INTERPRETATION
1.1 In this agreement unless the context otherwise requires the following expressions shall have the following meanings:

              "Associated Company"   means:

                        (a) a company which is not a Subsidiary of the Company but whose issued equity share capital (as defined in s744 of the Companies Act 1985) is owned as to at least 20% by the Company or one of its Subsidiaries; and

                        (a)         a Subsidiary (as defined below)

              "Board"

                       the board of directors for the time being of the Company;

              "Business"

                        the provision of pre-clinical, early clinical and non-clinical biological safety evaluation services to the pharmaceutical, biotechnology, agrochemical and other chemical industries;

              "Commencement Date"

                        7th September 1999

              "Executive"

                        Roger Devlin

              "Group"

                        means the Company and its subsidiaries and Associated Companies for the time being and "Group Company" means any one of them;

              "Intellectual Property"

                        all inventions (whether patentable or not) patents, utility models, designs (both registered or unregistered), copyright, database right, trade and service marks (both registered and unregistered) together with all rights to the grant of and applications for the same and including all similar or analogous rights throughout the world and all future rights of such nature;

              "Services"

                        means including but not limited to, (a) attending board meetings (b) being available to consult on the business affairs of the Company (c)ensuring effective management and financial probity;

              "Subsidiary"

                        means a Subsidiary within the meaning of s736 of the Companies Act 1985;


              "Working Day"

                        means a day other than a Saturday, Sunday or bank or other public holiday in England.

1.2 Any reference to a statutory provision shall be deemed to include a reference to any statutory modification or re-enactment of it.

1.3 The headings in this agreement are for convenience only and shall not affect its construction or interpretation.

1.4 References in this agreement to a person include a body corporate and an incorporated association of persons and references to a company include any body corporate.
2.       TERM
2.1 This agreement shall commence with effect from the Commencement Date and shall continue unless and until terminated by either the Company or the Consultant giving to the other not less than 3 months notice in writing, at any time, subject to earlier termination as provided below.
3.       SERVICES
3.1 With effect from the Commencement Date, the Consultant shall provide the Services to the Company and the Group and such other
              services   consistent   with  the  Services  as  the  Company  may
              reasonably require of the Consultant from time to time.
3.2      The Consultant shall provide the Services through the Executive.
3.3 The Consultant shall procure that the Executive will make himself available to the Company at such locations and times as may be agreed between the Company and the Executive.
3.4      The Consultant shall procure that the Executive will:
3.4.1                   comply with all reasonable  directions from time to time
                        given to him in  connection  with the  provision  of the
                        Services  and  shall  keep  the  Company  and the  Board
                        regularly informed and shall give to the Company and the
                        Board such  information  regarding  the provision of the
                        Services as the Company  and/or the Board may reasonably
                        require;
3.4.2                   comply (and procure  that his spouse and minor  children
                        comply) with all applicable rules and regulations of the
                        London Stock Exchange,  the New York Stock Exchange, the
                        US  Securities  Exchange  Commission  and any  codes  of
                        conduct  of the Group for the time being in force and of
                        any other relevant regulatory authority.
3.4.3                   not  directly  or  indirectly  during the  currency  of
                        this  agreement  be employed by or perform any
                        services for or be  interested in any manner in any
                        other  business  which is or may be
                        competitive  with the  Company or the Group  except
                        with the consent in writing of the
                        Company or as holder or beneficial  owner (for
                        investment  purposes only) of any class
                        of securities in a company if those  securities  are
                        listed or dealt in on a recognised
                        investment  exchange  (as  defined by section 207 (1)
                        Finance  Services  Act 1986) and where  the  Consultant
                        and the Executive (together with the Executive's spouse,
                        children,  parents and  parents'  issue)  together
                        neither  hold nor are  beneficially
                        interested in more than five per cent of that class.
3.4.4                   keep the Company reasonably  informed of his whereabouts
                        and  telephone  number  or  other  means  by  which  the
                        Executive can be contacted easily at short notice.
3.5      The Consultant  will ensure that the Executive  completes and will be responsible for completing the Services including returning all drawings, designs, plans, documents, paper, models, materials, disks or any other property, in whatever format, belonging to the Company, the Group and/or clients of the Company or the Group. The
         Consultant   will  also  provide  all  details  and  complete  all
         documentation and procure that the Executive  provides all details and completes all  documentation  which may be necessary to comply with clause 8 below.
4.       DUTIES OF THE CONSULTANT
4.1      The Consultant shall procure that the Executive will:
4.1.1                   perform the Services  with due  diligence  and in a safe
                        and  competent  manner  and  acquaint  himself  with and
                        comply with any working  practice's  rules or procedures
                        applicable to others (whether independent contractors or
                        employees  of  the  Company  or of  the  Group)  at  any
                        location  where the Executive is performing the Services
                        (whether or not at the Company's premises);
4.1.2                   act in and  use  his  best  endeavours  to  protect  and
                        promote  the   interests  of  the  Company  and,   where
                        consistent  with them, the Group, in accordance with the
                        general policy and directions of the Company;
4.1.3                   provide the full benefit of his knowledge, expertise and
                        skill in  connection  with the provision of the Services
                        and devote his full time, attention and abilities to the
                        Company and the Group at such times as the  Executive is
                        required  to provide  the  Services  pursuant  to clause
                        3(3).
5.       FEE
5.1 The Company shall pay a fee to the Consultant at a rate of (pound)20,000 per annum (plus VAT if appropriate) upon production of a valid invoice in accordance with clause 5(2) below (the "Fee") .
5.2 The Consultant shall invoice the Company on the last day of September 1999 and thereafter on 1st January, 1st April, 1st July and 1st October in any year for the Fee incurred in respect of that quarter. The Company shall pay the invoice within 30 days of receipt.
6.       EXPENSES
6.1 The Company shall, in addition to payment of the fee, reimburse the Consultant, on production of such vouchers or other evidence as the Company may reasonably require, any reasonable travelling, other expenses which are reasonably and properly incurred by the Executive in the course of providing the Services.
6.2 The amount of any expenses shall either be included by the Consultant in its invoice submitted at the end of each quarter or as a separate claim at the end of each month and the Company shall reimburse the Consultant within 30 days of receipt of the invoice.
7.       CONFIDENTIAL INFORMATION
7.1 The Consultant undertakes to the Company that throughout the period of and after the termination of this agreement it shall treat as secret and confidential and shall procure that the Executive shall treat as secret and confidential any information which may be received by the Consultant, all work performed by the Executive in the course of providing the Services which comes to the knowledge of the Consultant and/or the Executive in the course of or in connection with the provision of the Services (the "Information").
7.2 The Consultant also undertakes, and shall procure that the Executive shall, not at any time nor for any reason disclose or permit to be disclosed to any person or otherwise make use of or permit to be made use of the Information other than for the purpose of providing the Services to the Company and/or the Group.
7.3 The restrictions contained in clauses 7(1) and 7(2) above shall cease to apply to any Information which:
7.3.1 may come into the public domain otherwise than by breach of the Consultant or the Executive of the obligations set out in this clause; or
7.3.2 is disclosed to the Consultant or the Executive by a third party who has not received it either directly or indirectly from the Company; or
7.3.3    must be disclosed by any applicable law, to the extent of such required disclosure.
7.4 In respect of Information divulged to the Consultant or the Executive in the course of or for the purpose of performing services on behalf of the Company or the Group for third parties, the Consultant shall comply and shall procure that the Executive shall comply with the terms of all undertakings given by the Company to such third parties as if such undertaking were made by the Consultant and the Executive. The Company shall give to the Consultant a copy of each such undertaking, which shall be signed by the Company and the Consultant for the purpose of identification.
8.       INTELLECTUAL PROPERTY
8.1      In  consideration  of  the  payment  of one  pound  ((pound)1) receipt of  which  the  Consultant  hereby acknowledges:-
8.1.1 If the Consultant or the Executive makes or participates in making any invention or any design (whether registerable or not) or any work in which copyright and/or design right subsists, in connection with the provision of the Services, and which relates to or is useful in connection with the Business and/or the business of the Group, the Consultant shall disclose such invention, design or work to the Company immediately. In the case of such an invention the Consultant shall give the Company full particulars of the invention  together with all information,  data
         (in all forms and in all media) drawings and models embodying or relating to the invention and in the case of designs and copyright works, a copy of all such designs and works.
8.1.2    All rights in Intellectual Property which may be created
         by  each of the  Consultant  and  the  Executive  in the
         course of providing  the Services  shall be the sole and
         exclusive  property of the  Company  and the  Consultant
         hereby  assigns  and shall  procure  that the  Executive
         shall  assign  all  such  Intellectual  Property  to the
         Company by way of present  and  future  assignment  with
         full title guarantee.
8.1.3    In the case of registerable  rights the Consultant shall
         if  requested by the Company  execute and shall  procure
         that the  Executive  executes all  documents  and do all
         things which may be necessary or desirable for obtaining
         the best possible registerable protection in territories
         specified  by  the  Company,   and  in  respect  of  all
         Intellectual  Property the Consultant  shall execute and
         shall procure that the Executive  executes all documents
         and do all such things as may be  necessary or desirable
         for perfecting assignment of Intellectual Property under
         clause 8.1.2 above.
8.1.4    The Consultant hereby  irrevocably  appoints the Company
         to be its  attorney  in its  name and on its  behalf  to
         sign,   execute  any   instrument  or  do  anything  and
         generally  to use its name for the  purpose of giving to
         the  Company  and/or  the Group the full  benefit of the
         provisions  of this  clause  and in  favour of any third
         party a certificate in writing signed by any director or
         the secretary of the Company that any  instrument or act
         falls  within the  authority  conferred  by this  clause
         shall be conclusive evidence that such is the case.
9.       TERMINATION
9.1      Without prejudice to any remedy it may have against the Consultant for breach or  non-performance  of any provision of this agreement the Company may by written notice to the Consultant terminate this agreement with immediate effect if:
9.1.1 the Consultant or the Executive is in material breach of any of the terms of this agreement; 9.1.2 the Consultant is in breach of clause 3(2) of this agreement being at any time unable to provide the
         services  of  the   Executive,   provided  that  if  the
         Executive  is  incapacitated  by reason of  sickness  or
         injury the Company  shall not terminate  this  agreement
         until  the  Executive  has been so  incapacitated  for a
         continuous period of 13 weeks;
9.1.3    the  Consultant  or the  Executive  is guilty of serious
         misconduct  or wilful  and  persistent  neglect of their
         respective obligations under this agreement;
9.1.4    any order shall be made or effective  resolution  passed
         for  liquidation,  winding  up  or  dissolution  of  the
         Consultant   (otherwise   than   for  the   purpose   of
         reconstruction  or amalgamation on terms approved by the
         Company);
9.1.5    the Executive  becomes bankrupt or makes any composition
         or  enters  into  any  deed  of  arrangement   with  his
         creditors in  circumstances  which would have a material
         adverse  effect  on the  Company,  the  Group  or  their
         respective reputations;
9.1.6    the  Executive is convicted of any  arrestable  criminal
         offence  (other  than  an  offence  under  road  traffic
         legislation in the United Kingdom or elsewhere for which
         a  fine  or   non-custodial   penalty  is   imposed)  in
         circumstances which would have a material adverse effect
         on  the   Company,   the   Group  or  their   respective
         reputations;
9.1.7 the Executive is convicted of an offence under the Companies Securities (Insider Dealing) Act 1985 or under any other present or future statutory enactment or regulations relating to insider dealings under English or New York law;
9.1.8 the Executive ceases to be employed by or to have a substantial interest in the Consultant; 9.1.9 the Executive and/or the Consultant, in the reasonable opinion of the Company, act in such a way as to seriously jeopardise the business of the Company and/or the Group.
9.2 Upon termination of this agreement for whatever reason the Consultant shall deliver and shall procure that the Executive delivers to the Company all books, documents, papers, materials and other property (in whatever format) relating to the Business, and/or the business of the Group or the clients of the Company or the Group which may then be in its or the Executive's possession or under its or his power or control.
9.3 The Company may at any time and in its absolute discretion (whether or not any notice of termination has been given by the Company or the Consultant under clause 2(1) above) terminate this agreement with immediate effect by making a payment in lieu of notice.
10.      POST-TERMINATION RESTRICTIONS
10.1     Definitions

              In this clause:
10.1.1  "Termination  Date" means the date on which the  employment  terminates;
10.1.2  "Person" includes any company, firm, organisation or other entity;
10.1.3 "Area" means any country in the world where on the Termination Date the Company was supplying services;
10.1.4        "Business"  means any business carried on by the Company
              or any Group  Company  which relates to the provision of
              pre-clinical,   early   clinical   and/or   non-clinical
              biological   safety    evaluation    services   to   the
              pharmaceutical and biotechnology, agrochemical and other
              chemical industries;
10.1.5        "Client" means any Person to whom the Company or a Group
              Company supplied during the 6 months preceding the Termination Date and with whom at any time during such period the Consultant was actively involved;
10.1.6        "Prospective  Client"  means  any  Person  with whom the
              Company  or  a  Group   Company  had   negotiations   or
              discussions  regarding  the possible  supply of services
              during   the  6   months   immediately   preceding   the
              Termination  Date and with whom at any time  during such
              period the Consultant was actively involved.
10.2 The Consultant covenants with the Company that it shall not at any time during the continuance of this agreement or for a period of 6 months after the termination of it solicit or endeavour to solicit whether directly or indirectly any senior employee of the Company or a Group Company to leave and with whom at any time during the period of 6 months prior to such termination the Consultant was actively involved (whether in breach of the terms of their contract or not).
10.3 The Consultant covenants with the Company that it shall not for a period of six months from the
              Termination Date in the Area:
10.3.1        canvass  or solicit  business  for  services  similar to
              those being  provided by the Company or a Group  Company
              as  at  the   Termination   Date  from  any   Client  or
              Prospective Client;
10.3.2        seek  to  do   business  or  deal  with  any  Client  or
              Prospective Client in respect of services similar to those being provided by the Company or a Group Company as at the Termination Date; or
10.3.3 canvass or solicit business from any supplier of the Company or a Group Company with whom the Consultant was actively involved during the 6 months ending on the Termination Date or persuade such supplier to cease to supply, or to restrict or vary the terms of supply to the Company or a Group Company or otherwise interfere with the relationship between such a supplier and the Company or a Group Company.
10.4 The Consultant shall not for a period of 6 months from the termination of this agreement directly or indirectly be interested or concerned in any business which is carried on in the Area and which is competitive or likely to be competitive with the Business being carried on at the Termination Date and with which the Consultant was actively involved during the 6 month period ending on the Termination Date.

         For this purpose, the Consultant is concerned in a business if:
10.4.1   he carries it on as principal or agent; or
10.4.2 he is a partner, director, employee, secondee, consultant or agent in, of or to any Person who carries on the business; or
10.4.3 he has any direct or indirect financial interest (as shareholder or otherwise) in any Person who carries on the business.
11.      NO EMPLOYMENT OR PARTNERSHIP
11.1 Nothing contained in this agreement shall be construed or have effect as constituting any relationship of employer and employee or partners or any other fiduciary relationship between the Company and the Consultant or between the Company and the Executive.
11.2 The Consultant shall be responsible for the payment of any remuneration payable to and benefits provided for the Executive under his contract of employment or otherwise including any National Insurance, income tax and any other form of taxation or social security cost in respect of his remuneration or benefits. The Consultant shall indemnify the Company and/or any Group Company in respect of any such payment, including any interest or penalties imposed on the Company or the Group in respect of any payments made to the Company under this agreement.
12.      WARRANTIES

         The Consultant warrants to the Company that:
12.1     the Consultant employs the Executive;   and
12.2     the provision of the Services shall not:-
12.2.1   infringe the Intellectual Property of any third party; or
12.2.2 involve the use of information in breach of obligations owed to or rights held by any third party;
         and
12.2.3   the Company will not infringe the Intellectual  Property
         of any third party by the Company  exercising all of the
         rights  of  the  owner  of  the  Intellectual   Property
         assigned by the  Consultant  to the  Company  under this
         agreement; and
12.2.4   Neither the Consultant nor the Executive is bound by any
         legally  enforceable  obligations  owed to persons other
         than  the  Company  which  would   prevent   either  the
         Consultant or the Executive from complying with the terms of this agreement.

13.      SEVERABILITY

      If any of the provisions of this agreement become invalid or unenforceable for any reason by virtue of applicable law the remaining provisions shall continue in full force and effect and the Company and the Executive hereby undertake to use all reasonable endeavours to replace any legally invalid or unenforceable provision with a provision which will promise to the parties (as far as practicable) the same commercial results as well intended or contemplated by the original provision.

14.    PREVIOUS AGREEMENTS

      With  effect  from  the  Commencement   Date,  all  other  agreements  and
      arrangements between the Consultant or the Executive and the Company relating to the provision of Services by the Consultant or the Executive shall cease to have effect.

15.   GRATUITIES

      The Consultant shall not, and shall procure that the Executive shall not, directly or indirectly accept any commission, discount, gratuity or other benefit from any person who has or is likely to have a business relationship with the Company and/or the Group.

16.      GOVERNING LAW
16.1 This agreement shall be governed by and construed in accordance with English law.
16.2 The parties agree that the courts of England are to have exclusive jurisdiction to settle any dispute which may arise out of or in connection with this agreement and submit to the jurisdiction of those courts.
17.      NOTICES
17.1 Any notice or other document to be served under this agreement may be delivered or sent by first class post or telex or facsimile process to the party to be served at its registered office for the time being.
17.2 Unless the contrary is proved, any such notice or other document shall be deemed to have been served: 17.2.1 if delivered, at the time of delivery; 17.2.2 if posted, at 10.00am on the second Working Day after it was put into the post; or 17.2.3 if sent by telex or facsimile process, at the expiration of two hours after the time of despatch, if despatched before 3.00pm on any Working Day, and in any other case at 10.00am on the Working Day following the date of despatch.
17.2.4 In proving such service it shall be sufficient to prove that delivery was made or that the envelope containing such notice or other document was properly addressed and posted as a pre-paid first class letter or that the telex or facsimile message was properly addressed and despatched as the case may be.


AS WITNESS the hands of the duly authorised representatives of the Company and of the Consultant on the date first mentioned on page one.

SIGNED by                                             )
on behalf of HUNTINGDON LIFE SCIENCES GROUP PLC       )
                                                      )
in the presence of:-                                  )
Witness signature:
Name:
Address:
Occupation:


SIGNED by                                             )
on behalf of RITTLE LIMITED
in the presence of:-                                  )
Witness signature:
Name:
Address:
Occupation: